Exhibit 10.18

COMPENSATION OPTION TO PURCHASE COMMON SHARES OF

GEOVIC MINING CORP.

Compensation Option Certificate No. CO-1	116,200	COMPENSATION OPTIONS

THIS IS TO CERTIFY THAT for value received the holder:

Penson Financial Services ITF Orion Securities Inc.
330 Bay St., Suite 711
Toronto, ON
M5H 2S8

of this certificate (the “Compensation Option Certificate”) is conditionally entitled to purchase one (1) fully paid and non-assessable common share (each a “Share”, collectively the “Shares”) of Geovic Mining Corp. (herein called the “Corporation”) for each Compensation Option held, at a price of $1.95 per Share (the “Exercise Price”) until May 3, 2008 (the “Expiry Date”) upon and subject to the terms and conditions referred to in this Compensation Option Certificate.

The Compensation Options may be exercised only at the offices of the Corporation as set out in section 4.1 hereof.

IN WITNESS WHEREOF the Corporation has caused this Compensation Option Certificate to be executed.

GEOVIC MINING CORP.

Per: _________________________________
   Authorized Signatory

TERMS AND CONDITIONS AND INSTRUCTIONS

1.	INTERPRETATION

1.1      Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)	“Corporation” means Geovic Mining Corp. and its successor and assigns;

(b)	“Corporation’s Auditor” means an independent firm of accountants duly appointed as auditor of the Corporation;

(c)

“Director” means a director of the Corporation for the time being, and reference, without more, to action by the directors means action by the directors of the Corporation as a Board, or whenever duly empowered, action by an executive committee of the Board;

(d)	“Expiry Date” means the date of expiry of the Compensation Options as determined in accordance with section 2.1(a) hereof;

(e)

“herein”, “hereby”, “hereof” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Section” and “Subsection” followed by a number refer to the specified Section or Subsection of these Terms and Conditions;

(f)	“Options” means the Compensation Options of the Corporation, issued and presently authorized as set out on the face page hereof and for the time being outstanding;

(g)	“Option Holder” or “Holder” means the holder of the Option; and

(h)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(i)	"Shares" means the common shares in the capital of the Corporation as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(j)	“US Securities Act” means the United States Securities Act of 1933, as amended;

(k)	words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.2      Interpretation not Affected by Headings

The division of these Terms and Conditions into sections and subsections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

1.3      Applicable Law

The Compensation Options will be construed in accordance with the laws of Ontario and the federal laws of Canada applicable therein and will be treated in all respects as Ontario contracts.

2.	ISSUE OF OPTIONS

2.1      Compensation Option Holder not a Shareholder

The holding of the Compensation Options will not constitute the holder thereof a shareholder of the Corporation, nor entitle him to any right or interest in respect thereof except as in the Compensation Options expressly provided.

2.2      Exchange of Compensation Options

(a)

Compensation Options in any authorized denomination may, upon compliance with the reasonable requirements of the Corporation, be exchanged for Compensation Options in any other authorized denomination, of the same series and date of expiry entitling the holder thereof to purchase any equal aggregate number of Shares at the same subscription price and on the same terms as the Compensation Options so exchanged.

(b)	Compensation Options may be exchanged only at the office of the Corporation. Any Compensation Option tendered for exchange will be surrendered to the Corporation and cancelled.

2.3      Issue in Substitution for Lost Compensation Option

(a)

In case a Compensation Option becomes mutilated, lost, destroyed or stolen, the Corporation in its discretion may issue and deliver a new Compensation Option of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Compensation Option, or in lieu of, and in substitution for such lost, destroyed or stolen Compensation Option and the substituted Compensation Option will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Compensation Options issued or to be issued by the Corporation.

(b)

The applicant for the issue of a new Compensation Option pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft will furnish to the Corporation such evidence of ownership and of loss, destruction, or theft of the Compensation Option so lost, destroyed or stolen as will be satisfactory to the Corporation in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Corporation in its discretion, and will pay the reasonable charges of the Corporation in connection therewith.

3.	OWNERSHIP

3.1      Ownership of Compensation Options

The Corporation may deem and treat the holder of any Compensation Option as the absolute owner of such Compensation Option, for all purposes, and will not be affected by any notice or knowledge to the contrary. The holder of any Compensation Option will be entitled to the rights evidenced by such Compensation Option and all persons may act accordingly and the receipt of any such holder for the Shares purchasable pursuant thereto will be a good discharge to the Corporation for the same and the Corporation will not be bound to enquire into the title of any such holder.

3.2      Notice to Compensation Option Holders

Unless herein otherwise expressly provided, any notice to be given hereunder to Compensation Option Holders will be deemed to be validly given if such notice is mailed to the Compensation Option Holder at its address indicated on the face page hereof.

4.	EXERCISE OF COMPENSATION OPTIONS

4.1      Method of Exercise of Compensation Options

The right to purchase Shares conferred by the Compensation Options may be exercised by the Holder of any such Compensation Options surrendering the Compensation Options, with a duly completed and executed subscription in the form appended hereto and cash or a certified cheque payable to or to the order of the Corporation, for the purchase price applicable at the time of surrender in respect of the Shares subscribed for in lawful money of Canada to the Corporation’s office at 743 Horizon Court, Suite 300A, Grand Junction, Colorado, 81506, USA.

4.2      Effect of Exercise of Compensation Options

(a)

Upon surrender and payment as aforesaid the Shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the holder or holders of record of such Shares on the date of such surrender and payment, and such Shares will be issued at the subscription price in effect on the date of such surrender and payment.

(b)

Within business days after surrender and payment as aforesaid, the Corporation will forthwith cause to be delivered to the person or persons in whose name or names the Shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates impressed with such legends as may be required by applicable securities laws for the appropriate number of Shares not exceeding those which the Compensation Option Holder is entitled to purchase pursuant to the Compensation Options surrendered.

4.3      Subscription for Less Than Entitlement

The holder of any Compensation Option may subscribe for and purchase a number of Shares less than the number which he is entitled to purchase pursuant to the surrendered Compensation Option. In the event of any purchase of a number of Shares less than the number which can be purchased pursuant to a Compensation Option, the holder thereof upon exercise thereof will in addition be entitled to receive a new Compensation Option in respect of the balance of the Shares which he was entitled to purchase pursuant to the surrendered Compensation Option and which were not then purchased.

4.4      Compensation Option for Fractions of Shares

To the extent that the holder of any Compensation Option is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, the Corporation shall, in lieu of delivering any certificate for such fractional interest, satisfy such fractional interest by paying to the Holder any amount in lawful money of Canada equal to the market price of the Shares on the date of exercise multiplied by such fractional interest.

4.5      Expiration of Compensation Options

After the expiration of the period within which a Compensation Option is exercisable, all rights thereunder will wholly cease and terminate and such Compensation Option will be void and of no effect.

4.6       Adjustment of Exercise Price

The exercise price and the number of Shares deliverable upon the exercise of the Compensation Options will be subject to adjustment if there shall, prior to the exercise of any of the rights evidenced hereby, be any reorganization of the authorized capital of the Corporation by way of consolidation, merger, sub-division, amalgamation or otherwise, other than in connection with the payment of any stock dividends, and in which case there shall automatically be an adjustment in either or both the number of shares of the Corporation which may be purchased pursuant hereto and the price at which such shares may be purchased, by corresponding amounts, so that the right evidenced hereby shall thereafter be as reasonably as possible equivalent to those originally granted hereby. The Corporation shall have the power to make adjustments as it considers necessary and desirable, acting reasonably.

4.7      Determination of Adjustments

If any question at any time arises with respect to the exercise price, such question will be conclusively determined by the Corporation’s Auditor, or, if it declines to so act, any other firm of chartered accountants, in Vancouver, that the Corporation may designate and who will have access to all appropriate records and such determination will be binding upon the Corporation and the Compensation Option Holders.

4.8      Restrictions on Exercise

The Compensation Options and the Shares issuable upon exercise thereof have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and the Compensation Options may not be exercised within the United States or by or on behalf of any U.S. Person or person in the United States unless the Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available. The Corporation shall not issue or register Shares or the certificates representing such Shares unless the holder has executed and delivered to the Corporation a Subscription Form as attached to the Compensation Option Certificate and either:

(a)	such person was an original subscriber for the Compensation Options and makes the representations set forth in subsection 2 of the subscription form attached to the Compensation Option Certificate;

(b)

the Corporation receives a written opinion of counsel satisfactory to it that the Shares to be delivered upon exercise of the Compensation Options have been registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or are exempt from the registration thereunder; or

(c)

the Corporation receives written certification pursuant to subsection 1 of the subscription form at the time of exercise of the Compensation Option that the Compensation Option Holder is not in the United States, is not a “U.S. person” as defined in Regulation S under the U.S. Securities Act (a “U.S. Person”) and is not exercising the Compensation Option on behalf of, or for the account or benefit of a U.S. Person and did not execute or deliver the subscription form in the United States.

4.9      U.S. Legend

In the event that the Compensation Option Holder exercises the Compensation Option other than pursuant to subsection 1 of the subscription form, any certificates issued representing the Shares acquired upon such exercise shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA OR ELSEWHERE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

5.	COVENANTS BY THE CORPORATION

The Corporation will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of purchase provided for herein and in the Compensation Options should the holders of all the Compensation Options from time to time outstanding determine to exercise such rights in respect of all Shares which they are or may be entitled to purchase pursuant thereto.

6.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

6.1      Additional Financing

Subject to the adjustment provisions herein, nothing herein contained will prevent the Corporation from issuing any other securities or rights with respect thereto during the period within which an Compensation Option is exercisable, upon such terms as the Corporation may deem appropriate.

6.2      Time

Time shall be of the essence hereof.

DATED: December 1, 2006.

SCHEDULE “A”SUBSCRIPTION
FORM

TO:	Geovic Mining Corp. (the "Corporation")
743 Horizon Court, Suite 300A
Grand Junction, Colorado 81506 USA

The Undersigned, being the registered holder of the enclosed Compensation Option Certificate issued by the Corporation, does hereby irrevocably exercise of the Compensation Options evidenced thereby in accordance with the terms thereof, and accordingly hereby irrevocably subscribes for the common shares (the “Shares”) of the Corporation to be received thereon and irrevocably surrenders the Compensation Option Certificate to the Issuer for such purpose.

The undersigned hereby represents and warrants to the Corporation that at the time of exercise (PLEASE CHECK [] ONE [ONLY] OF THE FOLLOWING):

1.

The undersigned holder (i) at the time of exercise of this Compensation Option is not in the United States; (ii) is not a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”) and is not exercising this Compensation Option on behalf of a “U.S. person”; and (iii) did not execute or deliver this Exercise Form in the United States.

2.

The undersigned holder (i) is an “accredited investor”, as defined in Rule 501(a) under the 1933 Act, who purchased the Compensation Options directly from the Corporation; (ii) is exercising the Compensation Options solely for its own account and not on behalf of any other person; and (iii) each of the representations and warranties made at the time of subscription for the purchase of Compensation Options remains true and correct on the date of exercise of the Compensation Options.

3.

The undersigned holder has delivered to the Corporation an opinion of counsel in form and substance satisfactory to the Corporation to the effect that the exemption from the registration requirements of the 1933 Act and applicable state securities laws is available.

The undersigned holder understands that unless box 1 is checked, and the Corporation is a “Foreign Issuer” as defined in Regulation S under the 1933 Act, the certificate representing the Shares will bear a legend restricting transfer without registration under the 1933 Act and applicable state securities laws unless an exemption from registration is available.

If any Compensation Options represented by this Compensation Option Certificate are not being exercised, a new Compensation Option Certificate will be issued and delivered with the Common Share certificates.

The undersigned hereby directs that the Shares hereby subscribed for be issued and delivered as follows:

Name(s) in Full	Addresses	Number of Shares

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2

DATED the ________ day of __________________, 200___.

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Instructions:

1.

The registered holder of a Compensation Option may exercise its right to convert the Compensation Option into Shares by completing and surrendering this Subscription Form and the ORIGINAL Compensation Option Certificate representing the Compensation Options being converted to the Issuer, as provided for in the Compensation Option Certificate. Certificates representing the Shares to be acquired on exercise will be sent by prepaid ordinary mail to the address(es) above within three business days after the receipt of all required documentation.

2.

If this Subscription Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any other person acting in a fiduciary or representative capacity, this Subscription Form must be accompanied by evidence of authority to sign satisfactory to the Issuer.

3.

If this Subscription Form indicates that Shares are to be issued to a person or persons other than the registered holder of the Compensation Option to be converted: (i) the signature of the registered holder on this Subscription Form must be medallion guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange, and (ii) the registered holder must pay to the Issuer all applicable taxes and other duties.

4.

If subsection 3 is checked, any opinion tendered must be from counsel of recognized standing in form and substance satisfactory to the Corporation. Holders planning to deliver an opinion of counsel in connection with the exercise of the Compensation Options should contact the Corporation in advance to determine whether any opinions tendered will be acceptable to the Corporation.